Exhibit 99.4

SUMMA SILVER CORP.

Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025 and 2024

(Expressed in Canadian Dollars - unaudited)

NOTICE OF NO AUDITOR REVIEW OF INTERIM FINANCIAL STATEMENTS

Under National Instrument 51-102, Part 4, subsection 4.3(3) (a), if an auditor has not performed a review of the interim financial statements, they must be accompanied by a notice indicating that the financial statements have not been reviewed by an auditor.

The accompanying unaudited condensed consolidated interim financial statements of the Company have been prepared by and are the responsibility of the Company’s management.

The Company’s independent auditor has not performed a review of these financial statements in accordance with standards established by the Chartered Professional Accountants of Canada for a review of interim financial statements by an entity’s auditor.

SUMMA SILVER CORP.

Condensed Consolidated Interim Statements of Financial Position

(Expressed in Canadian Dollars)

	May 31, 2025 (unaudited)	August 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$818,010	$587,106
Receivables	23,251	13,203
Loan receivable (Note 3)	-	341,596
Prepaid expenses	137,855	426,554
	979,116	1,368,459
Non-current assets
Restricted cash	218,339	214,102
Prepaid expenses (Note 4)	44,026	43,172
Exploration and evaluation assets (Note 4)	47,153,583	42,223,792
TOTAL ASSETS	$48,395,064	$43,849,525
LIABILITIES
Current liabilities
Accounts payable and accrued liabilities (Notes 5 and 8)	$323,207	$103,909
SHAREHOLDERS’ EQUITY
Share capital (Note 6)	55,538,965	49,937,928
Reserve (Note 7)	6,629,139	6,126,873
Accumulated other comprehensive loss	1,543,087	1,082,094
Accumulated deficit	(15,639,334)	(13,401,279)
TOTAL SHAREHOLDERS’ EQUITY	48,071,857	43,745,616
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$48,395,064	$43,849,525

Nature of operations and going concern (Note 1)

Subsequent events (Note 12)

These condensed consolidated interim financial statements were authorized for issue by the Board of Directors on July 28, 2025. They are signed on behalf of the Board of Directors by:

“Brian Goss”	“Martin Bajic”
Director	Director

The accompanying notes form an integral part of these condensed consolidated interim financial statements

2

SUMMA SILVER CORP.

Condensed Consolidated Interim Statements of Loss and Comprehensive Loss (Income)

(Expressed in Canadian Dollars - unaudited)

	For the Three Months Ended		For the Nine Months Ended
	May 31, 2025	May 31, 2024	May 31, 2025	May 31, 2024
EXPENSES
General and administrative costs	$73,259	$72,309	$174,723	$206,838
Consulting fees (Note 8)	163,690	163,465	611,439	529,665
Professional fees	191,314	152,789	326,763	231,534
Shareholder information and marketing	203,470	75,011	594,493	193,992
Investor relations and conferences	97,099	64,088	320,875	370,174
Stock-based compensation (Notes 7 and 8)	326,244	17,979	613,406	609,866
Travel	30,251	11,689	49,994	88,648
Transfer agent, regulatory and listing fees	21,297	20,987	118,397	89,883
OTHER ITEMS	1,106,624	578,317	2,810,090	2,320,600
Foreign exchange loss	(68,232)	(7,870)	(50,618)	(28,486)
Interest income	8,304	30,917	33,180	148,983
NET LOSS FOR THE PERIOD	1,166,552	555,270	2,827,528	2,200,103

Items that may be subsequently reclassified to profit or loss:
Foreign exchange (loss) gain on translation of foreign operations	(1,683,544)	146,450	460,993	207,820
COMPREHENSIVE LOSS FOR THE PERIOD	$2,850,096	$408,820	$2,366,535	$1,992,283
Basic and diluted loss per share for the period	$(0.01)	$(0.01)	$(0.02)	$(0.02)
Weighted average number of common shares outstanding	122,157,175	104,844,533	118,017,893	102,960,435

The accompanying notes form an integral part of these condensed consolidated interim financial statements

3

SUMMA SILVER CORP.

Condensed Consolidated Interim Statements of Cash Flows

(Expressed in Canadian Dollars - unaudited)

	For the Nine Months Ended
	May 31, 2025	May 31, 2024
Cash flows provided from (used in):
OPERATING ACTIVITIES
Net loss for the period	$(2,827,528)	$(2,200,103)
Adjustments for item not affecting cash:
Stock-based compensation	613,406	609,866
Interest income	(33,180)	(148,983)
Net changes in non-cash working capital items:
Receivables	331,548	(315,501)
Prepaid expenses	287,845	212,805
Accounts payable and accrued liabilities	185,426	103,222
Net cash flows used in operating activities	(1,442,483)	(1,738,694)
INVESTING ACTIVITY
Exploration and evaluation assets	(4,399,670)	(3,595,800)
Net cash flows used in investing activity	(4,399,670)	(3,595,800)
FINANCING ACTIVITY
Proceeds from issuance of shares, net of costs	5,634,725	-
Proceeds through at-the-market equity program	357,171	-
Proceeds from options exercise	47,981	83,750
Interest received	33,180	205,428
Net cash flows provided from financing activity	6,073,057	289,178
Net changed in cash and cash equivalents	230,904	(5,045,316)
Cash and cash equivalents, beginning	587,106	6,997,894
Cash and cash equivalents, ending	$818,010	$1,952,578
Non-cash transactions:
Common shares issued for exploration and evaluation property	$39,493	$4,112,350
Exploration and evaluation expenditures included in accounts payable	$33,417	$4,189

Cash and cash equivalents is comprised of:
Cash held in bank accounts	$818,010	$1,952,578

The accompanying notes form an integral part of these condensed consolidated interim financial statements

4

SUMMA SILVER CORP.

Condensed Consolidated Interim Statements of Changes in Shareholders’ Equity

(Expressed in Canadian Dollars - unaudited)

	Number of shares	Amount	Reserve	Accumulated other comprehensive income	Accumulated deficit	Total
Balance, August 31, 2023	95,723,700	$45,798,433	$5,547,953	$1,175,696	$(10,674,860)	$41,847,222
Common shares issued on the exercise of stock options (Note 6)	125,000	96,750	(13,000)	-	-	83,750
Common shares issued for exploration and evaluation assets (Notes 4 and 6)	9,018,875	4,113,850	-	-	-	4,113,850
Fair value of expired options (Note 7)	-	-	(154,529)	-	154,529	-
Share issuance costs (Note 6)	-	(1,500)	-	-	-	(1,500)
Stock-based compensation (Note 7)	-	-	609,866	-	-	609,866
Net loss	-	-	-	-	(2,200,103)	(2,200,103)
Other comprehensive income	-	-	-	207,820	-	207,820
Balance, May 31, 2024	104,867,575	$50,007,533	$5,990,290	$1,383,516	$(12,720,434)	$44,660,905

Balance, August 31, 2024	104,867,575	$49,937,928	$6,126,873	$1,082,094	$(13,401,279)	$43,745,616
Common shares issued pursuant to financing (Note 6)	16,207,500	6,158,850	324,150	-	-	6,483,000
Common shares issued pursuant to at-the-market equity program (Note 6)	890,500	357,171	-	-	-	357,171
Common shares issued for exploration and evaluation assets (Notes 4 and 6)	112,324	39,493	-	-	-	39,493
Common shares issued on the exercise of options (Note 6)	200,000	58,891	(10,910)	-	-	47,981
Share issuance costs (Note 6)	-	(1,013,368)	165,093	-	-	(848,275)
Fair value of expired options and warrants (Note 7)	-	-	(589,473)	-	589,473	-
Stock-based compensation (Note 7)	-	-	613,406	-	-	613,406
Net loss	-	-	-	-	(2,827,528)	(2,827,528)
Other comprehensive income	-	-	-	460,993	-	460,993
Balance, May 31, 2025	122,277,899	$55,538,965	$6,692,139	$1,543,087	$(15,639,334)	$48,071,857

The accompanying notes form an integral part of these condensed consolidated interim financial statements

5

SUMMA SILVER CORP.

Notes to the Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025

(Expressed in Canadian Dollars - unaudited)

1.	NATURE OF OPERATIONS AND GOING CONCERN

Summa Silver Corp. (the “Company” or “Summa Silver”) was incorporated pursuant to the provisions of the British Columbia Business Corporations Act on March 7, 2018. The Company is in the business of mineral exploration. The Company’s registered office is located at Suite 918 – 1030 West Georgia Street, Vancouver, BC, V6E 2Y3. Summa Silver’s common shares are traded on the TSX Venture Exchange (the “Exchange”) under the symbol “SSVR”, the OTCQX under the symbol “SSVRF” and on the Frankfurt Stock Exchange under the symbol “48X”.

These condensed consolidated interim financial statements have been prepared on a going concern basis, which assumes that the Company will continue in operation for the foreseeable future and will be able to realize its assets and settle its liabilities in the normal course of business. At May 31, 2025, the Company had cash of $818,010 (August 31, 2024 - $587,106) and its current assets exceed its current liabilities by $655,909 (August 31, 2024 - $1,264,550). The Company currently is not generating any revenues. It has incurred losses and negative cash flows from operations since inception and had an accumulated deficit of $15,639,334 as at May 31, 2025 (August 31, 2024 - $13,401,279). Whether and when the Company can obtain profitability and positive cash flows from operations is uncertain. These factors indicate the existence of a material uncertainty which may cast significant doubt on the ability of the Company to continue as a going concern.

The Company’s ability to continue its operations is dependent on its success in raising equity through share issuances, suitable debt financing and/or other financing arrangements. While the Company has been successful in raising equity in the past, there can be no guarantee that it will be able to raise sufficient funds to fund its exploration activities and general and administrative costs in the next twelve months and in the future. These condensed consolidated interim financial statements do not give effect to the required adjustments to the carrying amounts and classification of assets and liabilities should the Company be unable to continue as a going concern. Such adjustments could be material.

2.	MATERIAL ACCOUNTING POLICIES

The accounting policies followed by the Company are set out in Note 3 to the audited consolidated financial statements for the year ended August 31, 2024 and have been consistently followed in the preparation of these condensed consolidated interim financial statements. In the current year, the Company has applied the amendment to IFRS Standards and Interpretations issued by the IASB that were effective for annual periods that begin on or after January 1, 2023.

These condensed consolidated interim financial statements were authorized for issuance by the Company’s Board of Directors and follow the same accounting policies and methods of computation as the most recent annual financial statements.

New accounting pronouncements

IFRS 18 – Presentation and Disclosure in Financial Statements

In April 2024, the IASB issued IFRS 18, Presentation and Disclosure of Financial Statements (IFRS 18), which replaces IAS 1, Presentation of Financial Statements. IFRS 18 introduces a specified structure for the income statement by requiring income and expenses to be presented into the three defined categories of operating, investing and financing, and by specifying certain defined totals and subtotals. Where company-specific measures related to the income statement are provided, IFRS 18 requires companies to disclose explanations around these measures, which are referred to as management defined performance measures. IFRS 18 also provides additional guidance on principles of aggregation and disaggregation which apply to the primary financial statements and the notes.

IFRS 18 will not affect the recognition and measurement of items in the financial statements, nor will it affect which items are classified in other comprehensive income and how these items are classified. The standard is effective for reporting periods beginning on or after January 1, 2027, including for interim financial statements. Retrospective application is required, and early application is permitted. The Company is currently assessing the effect of this new standard on its financial statements.

6

SUMMA SILVER CORP.

Notes to the Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025

(Expressed in Canadian Dollars - unaudited)

3.	LOAN RECEIVABLE

The Company loaned $273,274 (US$200,000) on March 22, 2024, and a further $68,322 (US$50,000) on March 27, 2024, to an arms-length third party. The loan was unsecured, interest free, and was repaid on October 9, 2024.

4.	EXPLORATION AND EVALUATION ASSETS

Costs incurred with respect to the properties are summarized below:

	Hughes Property	Mogollon Property	Staked Properties	Total
Acquisition Costs
Balance, August 31, 2023	$2,011,941	$4,826,718	$-	$6,838,659
Additions	-	4,433,354	-	4,433,354
Balance, August 31, 2024	2,011,941	9,260,072	-	11,272,013
Additions	-	378,712	77,101	455,813
Balance, May 31, 2025	$2,011,941	$9,638,784	$77,101	$11,727,826

Deferred Exploration Costs
Balance, August 31, 2023	20,061,228	7,538,300	-	27,599,528
Drilling	450,607	1,309,387	-	1,759,994
Consulting (Note 8)	680,644	886,198	-	1,566,842
Assays	32,637	17,662	-	50,299
Permitting	-	55,522	-	55,522
Currency translation adjustment	(59,664)	(20,742)	-	(80,406)
Balance, August 31, 2024	$21,165,452	$9,786,327	$-	$30,951,779
Drilling	2,262,414	-	-	2,262,414
Consulting (Note 8)	843,519	260,705	6,000	1,110,224
Fuel	95,946	-	-	95,946
Materials	172,520	-	-	172,520
Resource estimate	112,966	115,608	-	228,574
Currency translation adjustment	431,223	173,077	-	604,300
Balance, May 31, 2025	$25,084,040	$10,335,717	$6,000	$35,425,757

Total
Balance, August 31, 2024	$23,177,393	$19,046,399	$-	$42,223,792
Balance, May 31, 2025	$27,095,981	$19,974,501	$83,101	$47,153,583

Hughes Property

The Company had an option agreement to acquire 100% of the Hughes property in exchange for US$400,000 in cash and US$400,000 in share payments payable in semi-annual instalments over a five-year period. There is an additional obligation to incur $1,500,000 of expenditures over the same five-year period ending March 8, 2025, which has been fulfilled. The property is subject to a 1% net smelter royalty which may be reduced to 0.5% for additional payments of US$4,000,000.

During the year ended August 31, 2022, the Company completed all remaining option payments to the vendor to earn a 100% interest in the property, subject to the 1% net smelter royalty.

Mogollon Property

On August 24, 2020 the Company signed a definitive agreement with Allegiant Gold Ltd. (“Allegiant”) to earn up to a 100% interest in the Mogollon silver-gold property. The Company may earn up to a 100% interest in two phases:

●	Phase I is an option to earn a 75% interest over three years for staged payments totaling US$350,000 in cash, US$1,450,000 of value in shares, and a final payment of US$1,000,000 which may be paid in cash or shares, at the election of the Company. Phase I also includes a US$3,000,000 work commitment on the property. During the year ended August 31, 2023, the Company completed the obligations of Phase I of the earn-in agreement.
●	After the 75% earn in, the Company can elect to either form a 75/25 joint venture with Allegiant or purchase the remaining 25% interest for US$3,000,000 in cash or shares. On November 1, 2023, the Company issued 8,912,884 shares with a fair value of $4,077,300 (US$3,000,000) to Allegiant (Note 6).

As of May 31, 2025, the Company had completed all remaining option payments to the vendor to earn a 100% interest in the property.

7

SUMMA SILVER CORP.

Notes to the Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025

(Expressed in Canadian Dollars - unaudited)

4.	EXPLORATION AND EVALUATION ASSETS (continued)

Additionally, the Company has mining lease agreements on the Mogollon property with certain lessors, which were renegotiated on September 20, 2021. The payment terms of the mining lease agreements are as follows:

●	$82,240 (US$63,042) on signing of the amended agreement (paid);
●	An additional USD$99,067 on or before the 12-month anniversary, and each successive anniversary thereafter. Of the annual payments, as much as 75% may be paid in shares at least six months prior to the anniversary date, at the option of the Company. During the year ended August 31, 2024, the Company made cash payments to these lessors of $91,650 (US$67,771). During the nine months ended May 31, 2025, the Company had made cash payments to these lessors of $130,059 (US$88,565).

The Company has an additional lease agreement on the Mogollon property which was initially negotiated on April 9, 2019. Pursuant to this lease, the Company owes an annual base payment of USD$10,000, which is adjusted to an amount equal to the change in the Production Price Index for industrial commodities as published by the United State Bureau of Labour Statistics on each anniversary. During the year ended August 31, 2024, the Company paid $20,569 (US$15,093) and issued 105,991 common shares with a fair value of $36,550. During the nine months ended May 31, 2025, the Company issued 112,324 common shares with a fair value of $39,493 (Note 6).

The Company will also be subject to a production royalty on certain portions of the property of 4%. Portions of this royalty area may be bought down to 2% for staged payments of USD$3,000,000.

On November 22, 2021, the Company signed an additional option agreement to earn a 100% interest in two patented mining claims (the “Patents”) covering the Eberle Mine immediately adjacent to the Mogollon property. The Company may earn a 100% interest in the Patents by making cash payments totaling US$700,000 over four years as follows:

●	$128,884 (US$100,000) on signing of the option agreement (paid);
●	An additional $199,320 (US$150,000) on or before the 12-month anniversary (paid during the year ended August 31, 2023);
●	An additional $207,285 (US$150,000) on or before the 24-month anniversary (paid during the year ended August 31, 2024);
●	An additional $209,160 (USD$150,000) on or before the 36-month anniversary (paid during the nine months ended May 31, 2025); and
●	An additional USD$150,000 on or before the 48-month anniversary.

After completion of the payments with respect to the Eberle Mine, the Company will not be subject to any underlying royalties or other encumbrances.

Staked Properties

During the nine months ended May 31, 2025, the Company staked new properties in Nevada for a total cost of $77,101.

As at May 31, 2025, the Company had long-term prepaid expenses of $44,026 (August 31, 2024 - $43,172) which relate to a bond payment.

5.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

At May 31, 2025 and August 31, 2024, the Company’s accounts payable and accrued liabilities are comprised of the following:

	May 31, 2025	August 31, 2024
Accounts payable (Note 8)	$137,056	$26,892
Accrued liabilities (Note 8)	186,151	77,107
Total	$323,207	$103,909

8

SUMMA SILVER CORP.

Notes to the Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025

(Expressed in Canadian Dollars - unaudited)

6.	SHARE CAPITAL

a)	Authorized

Unlimited number of common shares without par value.

b)	Issued

For the nine months ended May 31, 2025:

As at May 31, 2025, the Company had 122,277,899 (August 31, 2024 – 104,867,575) common shares issued and outstanding.

During the nine months ended May 31, 2025, the Company sold 890,500 common shares at a weighted average sale price of $0.40 for gross proceeds of $357,171 pursuant to its at-the-market equity distribution program. Share issuance costs of $32,476 were incurred in relation to the issuance.

On November 1, 2024, the Company completed a brokered private placement of 16,207,500 units at a price of $0.40 per unit for aggregate gross proceeds of $6,483,000. Each unit is comprised of one common share of the Company and one-half of one common share purchase warrant. Each whole warrant shall be exercisable to acquire one common share at a price of $0.55 per common share until November 1, 2026. The warrants were ascribed a fair value of $324,150 under the residual method.

In connection with the private placement, the Company paid the agents a cash commission of $399,525 and issued 998,813 broker warrants with a fair value of $135,554. In addition, the agents received an advisory fee of $20,340, 45,000 advisory broker warrants with a fair value of $6,107 and incurred other share issuance costs of $81,054. The Company additionally paid a cash fee of $69,062 and granted and additional 172,655 broker warrants with a fair value of $23,432 to an eligible arm’s length finder. The broker warrants are exercisable to acquire one common share at a price of $0.40 per common share at any time on or before November 1, 2026. The Company also incurred other share issuance costs of $205,288.

On February 12, 2025, 200,000 options were exercised into common shares for gross proceeds of $47,981.

On March 20, 2025, the Company issued 112,324 common shares with a fair value of $39,493 pursuant to the amended mining lease agreements on the Mogollon Property (Note 4).

Subsequent to May 31, 2025, the Company completed a brokered offering of subscription receipts for aggregate gross proceeds of $6,900,00 (Note 12). The Company incurred share issuance costs of $40,530 during the quarter ended May 31, 2025, in connection with this offering.

For the nine months ended May 31, 2024:

During the nine months ended May 31, 2024, the Company issued 125,000 common shares in connection with the exercise of stock options, for gross proceeds of $83,750.

On November 1, 2023, the Company issued 8,912,884 common shares with a fair value of $4,077,300 in connection with the mining lease agreements on the Mogollon property (Note 4). Share issuance costs of $1,500 were incurred in relation to the issuance.

On March 20, 2024, the Company issued 105,991 common shares with a fair value of $36,550 pursuant to the amended mining lease agreements on the Mogollon Property (Note 4).

7.	OPTIONS AND WARRANTS

a)	Options

The Black-Scholes Option Pricing Model inputs for options granted during the nine months ended May 31, 2025 and 2024, are as follows:

Grant Date	Expiry Date	Exercise Price	Risk-Free Interest Rate	Expected Life	Volatility Factor	Dividend Yield	Fair Value
January 24, 2025	January 24, 2030	$0.40	2.98%	5 years	92%	0	$0.26
December 6, 2023	December 6, 2028	$0.62	3.40%	5 years	97%	0	$0.41

9

SUMMA SILVER CORP.

Notes to the Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025

(Expressed in Canadian Dollars - unaudited)

7.	OPTIONS AND WARRANTS (continued)

Total stock-based compensation recognized during the three and nine months ended May 31, 2025 was $326,244 and $613,406, respectively (2024 - $17,979 and $609,866, respectively) for options that vested.

The Company has a stock option plan whereby a maximum of 10% of the issued and outstanding common shares of the Company may be reserved for issuance pursuant to the exercise of stock options. The terms of the options granted are fixed by the Board of Directors and are not to exceed ten years. The exercise price of options are determined by the Board of Directors but shall not be less than the closing price of the Company’s common shares on the day preceding the option grant date, less any discount permitted by the Exchange. Options granted under the plan may vest immediately on grant, or over a period as determined by the Board of Directors or, in respect of options granted for investor relations services, as prescribed by Exchange policy.

A continuity schedule of the Company’s outstanding stock options for the nine months ended May 31, 2025 and 2024 are as follows:

	May 31, 2025		May 31, 2024
	Number outstanding	Weighted average exercise price	Number outstanding	Weighted average exercise price
Outstanding, beginning of period	9,847,500	$0.80	7,957,500	$0.86
Granted	2,400,000	0.40	2,305,000	0.62
Exercised	(200,000)	0.25	(125,000)	0.67
Forfeited and expired	(1,800,000)	0.30	(290,000)	1.00
Outstanding, end of period	10,247,500	$0.81	9,847,500	$0.80
Exercisable, end of period	7,420,000	$0.93	8,118,750	$0.66

During the nine months ended May 31, 2025, 125,000 stock options were forfeited and 1,675,000 stock options expired. The forfeited options had a fair value of $36,830 which was reversed through stock-based compensation expense, while the expired options had a fair value of $135,825 which was reclassified to deficit (2024 - $154,529).

At May 31, 2025, the Company had outstanding stock options exercisable to acquire common shares of the Company as follows:

Expiry date	Options outstanding	Exercise Price	Remaining contractual life (in years)
June 9, 2025	300,000	$0.50	0.02
June 30, 2025	100,000	$0.92	0.08
October 13, 2025	2,035,000	$1.41	0.37
March 25, 2026	200,000	$1.09	0.82
January 7, 2027	1,352,500	$0.94	1.61
June 14, 2027	200,000	$0.74	2.04
February 1, 2028	1,605,000	$0.80	2.67
December 6, 2028	2,055,000	$0.62	3.52
January 24, 2025	2,400,000	$0.40	4.65

b)	Warrants

As of May 31, 2025, the Company had 16,504,598 (August 31, 2024 – 14,350,158) warrants outstanding.

The fair value of the broker warrants issued during the nine months ended May 31, 2025 was estimated at the date of issuance using the Black-Scholes Option Pricing Model using the following assumptions:

Grant Date	Expiry Date	Exercise Price	Risk-Free Interest Rate	Expected Life	Volatility Factor	Dividend Yield	Fair Value
November 1, 2024	November 1, 2026	$0.40	3.09%	2 years	72%	0	$0.14

10

SUMMA SILVER CORP.

Notes to the Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025

(Expressed in Canadian Dollars - unaudited)

7.	OPTIONS AND WARRANTS (continued)

A continuity schedule of the Company’s outstanding common share purchase warrants for the nine months ended May 31, 2025 and 2024 are as follows:

	May 31, 2025		May 31, 2024
	Number outstanding	Weighted average exercise price	Number outstanding	Weighted average exercise price
Outstanding, beginning of period	14,350,158	$1.16	19,434,158	$1.32
Issued	9,320,218	0.53	-	-
Expired	(7,165,778)	1.17	(5,084,000)	1.75
Outstanding, end of period	16,504,598	$0.80	14,350,158	$1.16

The expired warrants during the nine months ended May 31, 2025, had a fair value of $453,648 which was reclassified to deficit during the period (2024 - $Nil).

At May 31, 2025, the Company had outstanding common share purchase warrants exercisable to acquire common shares of the Company as follows:

Expiry Date	Warrants outstanding	Exercise Price	Remaining contractual life (in years)
December 29, 2025	6,445,187	$1.20	0.58
December 29, 2025	773,423	$0.80	0.58
November 1, 2026	8,103,750	$0.55	1.48
November 1, 2026	1,182,238	$0.40	1.48

8.	RELATED PARTY TRANSACTIONS

The Company’s related parties consist of its key management personnel, including its directors and officers.

During the normal course of business, the Company enters into transactions with its related parties that are considered to be arm’s length transactions and made at normal market prices and on normal commercial terms.

(a)	Key management compensation for the three and nine months ended May 31, 2025 and 2024 was as follows:

	For the Three Months Ended		For the Nine Months Ended
	May 31, 2025	May 31, 2024	May 31, 2025	May 31, 2024
Consulting fees	$73,931	$73,931	$321,794	$336,794
Stock-based compensation	$189,357	$145,047	$390,416	$371,006
Fees capitalized in E&E assets	$49,565	$74,208	$252,813	$293,565

(b)	As at May 31, 2025, the Company had $10,687 (August 31, 2024 - $5,319) owing to related parties, which is included in accounts payable and accrued liabilities (Note 5).

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SUMMA SILVER CORP.

Notes to the Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025

(Expressed in Canadian Dollars - unaudited)

9.	FINANCIAL INSTRUMENTS

a)	Categories of financial instruments and fair value measurements

The Company’s financial assets and liabilities are classified as follows:

	May 31, 2025	August 31, 2024
Financial assets:
Fair value through profit or loss
Cash and cash equivalents	$818,010	$587,106

At amortized cost
Receivables	$23,251	$13,203
Loan receivable	$-	$341,596
Financial liabilities:
At amortized cost
Accounts payable	$137,056	$26,892

The amount of accounts payable includes amounts due to related parties (Note 8).

The fair values of the Company’s cash and cash equivalents, receivable, loan receivable and accounts payable approximate their carrying amounts due to the short-term nature of these instruments.

b)	Management of financial risks

The Company’s financial instruments expose the Company to certain financial risks, including credit risk, liquidity risk, interest rate risk and foreign currency risk.

Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. At May 31, 2025, the Company was exposed to credit risk on its cash and receivables.

The Company’s cash is held with a high credit quality financial institution in Canada and as at May 31, 2025, management considers its exposure to credit risk on its cash to be low. The Company’s receivables consists of GST receivable from the Government of Canada and as such the risk is assessed as low.

Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with its financial liabilities. The Company manages liquidity risk by maintaining adequate cash and managing its capital and expenditures. At May 31, 2025, the Company had cash and cash equivalents of $818,010 (August 31, 2024 - $587,106) and accounts payable and accrued liabilities of $323,207 (August 31, 2024 - $103,909) with contractual maturities of less than one year. The Company assessed its liquidity risk as moderate as at May 31, 2025.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market interest rates. The Company’s financial assets and financial liabilities are not exposed to interest rate risk due to their short-term nature and maturity. The Company is not exposed to interest rate risk at May 31, 2025.

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SUMMA SILVER CORP.

Notes to the Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025

(Expressed in Canadian Dollars - unaudited)

9.	FINANCIAL INSTRUMENTS (continued)

Foreign currency risk

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in foreign exchange rates. The Company is exposed to foreign currency risk to the extent that it has monetary assets and liabilities denominated in foreign currencies. As at May 31, 2025, the Company is exposed to foreign currency risk as it has cash, prepaid expenses, and accounts payable denominated in US Dollars, as follows:

	May 31, 2025	August 31, 2024
Cash	$543,883	$170,113
Prepaid expenses	32,000	32,000
Loan receivable	-	250,000
Accounts payable	(70,195)	(2,306)
Net exposure	$505,688	$449,807
Canadian dollar equivalent	$695,725	$606,835

As of May 31, 2025, a 5% change in the exchange rate between US dollars and Canadian dollars would impact the Company’s net assets by $34,786 (August 31, 2024 - $30,342). The Company assessed its foreign currency risk as moderate as of May 31, 2025.

10.	SEGMENTED INFORMATION

The Company is organized into business units based on exploration and evaluation assets and has four reportable operating segments, being that of acquisition and exploration and evaluation activities at the Hughes property in Nevada, the Mogollon property in New Mexico, other staked properties, and its corporate headquarters located in Canada. The Company is in the exploration stage and has no reportable segment revenues or operating results. The Company’s total assets are segmented geographically as follows:

	Hughes Property	Mogollan Property	Staked Properties	Corporate	Total
As at August 31, 2024
Current assets	$27,678	$-	$-	$1,340,781	$1,368,459
Restricted cash	-	-	-	214,102	214,102
Prepaid expenses – long term	-	43,172	-	-	43,172
Exploration and evaluation assets	23,177,393	19,046,399	-	-	42,223,792
	$23,205,071	$19,089,571	$-	$1,554,883	$43,849,525

As at May 31, 2025
Current assets	$46,639	$-	$-	$932,477	$979,116
Restricted cash	-	-	-	218,339	218,339
Prepaid expenses – long term	-	44,026	-	-	44,026
Exploration and evaluation assets	27,095,981	19,974,501	83,101	-	47,153,583
	$27,142,620	$20,018,527	$83,101	$1,150,816	$48,395,064

11.	MANAGEMENT OF CAPITAL

The Company’s objectives when managing capital are to safeguard its ability to continue as a going concern in order to continue its business and maintain a flexible capital structure, which optimizes the costs of capital at an acceptable risk. The Company’s capital includes the components of its shareholders’ equity.

The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of its underlying assets. To maintain or adjust its capital structure, the Company may issue new shares, issue new debt, acquire or dispose of assets, or adjust the amount of cash. In order to preserve cash, the Company does not pay any dividends.

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SUMMA SILVER CORP.

Notes to the Condensed Consolidated Interim Financial Statements

For the nine months ended May 31, 2025

(Expressed in Canadian Dollars - unaudited)

11.	MANAGEMENT OF CAPITAL (continued)

The Company is not subject to any externally imposed capital requirements. The Company did not change their capital management approach during the nine months ended May 31, 2025. The Company’s ability to continue its operations is dependent on its success in raising equity through share issuances, suitable debt and/or other financing arrangements.

12.	SUBSEQUENT EVENTS

On May 13, 2025, the Company announced that it had entered into a definitive arrangement agreement with Silver47 Exploration Corp. (“Silver47”) for a merger, pursuant to which Silver47 and the Company will combine (the “Transaction”) by way of a court-approved plan of arrangement.

Under the terms of the Transaction, Summa shareholders will receive 0.452 common shares of Silver47 in exchange for each Summa common share (the “Exchange Ratio”).

The Transaction is subject to approval of the TSX Venture Exchange and the satisfaction of certain other customary closing conditions.

On June 17, 2025, the Company and Silver47 announced the closing of a brokered offering of subscription receipts of Summa at a price of $0.25 per subscription receipt for aggregate gross proceeds of $6,900,000. The offering was completed in connection with Silver47 and the Company completing the Transaction, as discussed above. Each subscription receipt will entitle the holder, without payment of any additional consideration and without further action on the part of the holder, upon the satisfaction of certain escrow release conditions to receive one unit of Summa (a “Unit”). Each Unit will consist of one common share of Summa and one-half of one common share purchase warrant (each whole warrant, a “Summa Warrant”). Following the completion of the Transaction, each Summa Warrant will entitle the holder to purchase one common share of Silver47 Share (a “Warrant Share”) at a post-Exchange Ratio adjustment exercise price of $0.7964 per Warrant Share until the date that is 24 months following the satisfaction or waiver of the escrow release conditions.

In connection with the offering, Summa paid to the agents a cash commission of $369,150 and issued to the agents 1,476,000 broker warrants. In addition, the agents received an advisory fee of $37,000 plus tax and 148,000 advisory broker warrants on the same terms as the broker warrants. Each broker warrant entitles the holder to acquire following closing of the Transaction one Silver47 Share at a post-Exchange ratio adjustment exercise price of $0.5531 per Silver47 Share for a period of 24 months following the waiver of the Escrow Release Conditions.

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